BRIDGE CAPITAL HOLDINGS

BRIDGE BANK

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

2007 Results

March 2008

Thomas A. Sa

Executive Vice President

Chief Financial Officer

Daniel P. Myers

President and Chief Executive Officer

Forward Looking Statements

      Certain matters discussed herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act.  Forward-looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions.  These forward-looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward-looking statements.  These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6)
changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes-Oxley Act and other regulation or internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities.  The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-
K and 10-Q on file with the SEC.

Bridge Capital Holdings

Financial and Trading Snapshot

1  Based on First Call FY08 consensus EPS of $1.73 per share.

Market

NASDAQ (Global Select Market)

Symbol

BBNK

Recent Price History

02-19-08            52  Wk:    High         Low

$21.45                               $24.58    $17.00

Shares Outstanding

6,485,630

Market Capitalization

$139.4 million

P/E Ratio

Trailing:     13.7 (02-19-08)

Forward1:   12.41

FYE 2007 Assets

$774.8 million

2007 Net Interest Margin

6.76%

2007 ROAA

1.45%

2007 ROAE

19.34%

Analyst Coverage

Howe Barnes Hoefer & Arnett

D.A. Davidson & Co.

BRIDGE BANK

Business Banking Model

Established 2001

National Charter (OCC)

Offices

Two Regional Offices

Eight Business Offices

170 Employees

Primary Lines of Business

1.

Commercial and Industrial Banking

2.

Technology Banking

3.

Asset-Based Lending/Factoring

4.

International

5.

SBA and Commercial Mortgage Banking

6.

Construction Lending

Among the Fastest Growing, Highest Performing
Commercial Banks in the Nation

Opportunity

Expertise

Execution

=  Results

Fundamental business
banking focus

Attractive SV/SCC
demographics

Compelling bank
market opportunity

+

+

Our Model

Experienced board
& execs

Ability to recruit
top-tier bankers

Deep and broad
relative product
and service menu
for bank size

Strategic vendor
alliances

Scalable systems  &
business lines

Disciplined bankers

Technology
banking expertise

Superior net interest margin . . . Solid revenue and earnings growth . . .
Peer level efficiency . . . Excellent asset quality . . . Strong ROA & ROE.

BRIDGE CAPITAL HOLDINGS

BRIDGE BANK

NASDAQ: BBNK

            A business banking franchise

that is the

Professional Business Bank of Choice

for small- and middle-market businesses and
emerging technology companies in Silicon Valley,
California and the nation.

Our Vision

Highly EXPERIENCED credentialed and disciplined BANKERS
Competitive PRODUCTS and SERVICES through channel partner relationships
Outsourced BANKING TECHNOLOGY comparable to large national mega banks

NASDAQ: BBNK

Unique Value Proposition

SIMPLIFIED
customer
experience.

SOPHISTICATED
business banking.

Market Dynamics

Core region – Silicon Valley*

$101b deposit market1

121k HQ businesses (<250 employees)2

Silicon Valley represents 33%+ of U.S. venture capital investment
($10.1 b in 2007)3

Population 3.9 million4 (+3.6% since ’00)

San Jose 10th largest city in US5

Among highest median family and per capita incomes in US6

Unemployment 4.7%2

Ample growth opportunity in headquarters region minimizes expansion risk

Business line diversity mitigates economic risk

Relatively low concentration in real estate

*: Silicon Valley Region = Santa Clara, San Mateo, and Alameda Counties

1: FDIC data at June 30, 2007

2: California Employment Development Department

3: National Venture Capital Association/PricewaterhouseCoopers Money Tree Survey

4: US Census Bureau 2006 Estimate

5: San Jose/Silicon Valley Chamber of Commerce

6:US Census/HUD CRA/HMDA Report 2007

BRIDGE
CAPITAL
HOLDINGS

25%
20%
15%
10%
5%
0%
20.17%
18.82%
9.62%
6.50%
4.31%
4.31%
4.13%
3.12%
2.25%
1.65%
1.16%
0.93%
0.67%
BofA
Wells
Wachovia
Citibank
Silicon Valley Bk
Greater Bay
Comerica
Bank of the West
Union Bank of CA
US Bank
UCBH
Heritage Bank
Bridge Bank

NASDAQ: BBNK

% Deposits

Santa Clara,

San Mateo

Alameda

Counties

Source: FDIC; as of June 30, 2007

Significant Market Opportunity

Silicon Valley
Region

Deposits:

$101.1b

Sale to WFB closed 10-01-07

$4b deposits

Includes former GBBK business banking brands:

San Jose National

Mid Peninsula

Cupertino National

Saratoga National

Opportunistic Growth

Expansion beyond Northern California

Ability to successfully export unique banking
model to complimentary markets

Leverage core competencies and bank
technology for growth opportunities

C&I Banking: Sacramento

Tech Banking: SoCal, Dallas TX, Reston VA

All organic growth and expansion to date

Markets

REGIONAL OFFICES

San Jose (Main)

Palo Alto

BUSINESS OFFICES

Sacramento (C&I, SBA)

San Diego (SBA)

East Bay (C&I)

Los Angeles (SBA)

Redwood City (const)

Dallas, TX (tech)

Reston, VA (tech)

Orange County (tech)

Total Assets in Millions (EOP)

Balance Sheet Growth

12/31/04

12/31/05

12/31/06

12/31/07

29.1% CAGR (4 Years)

Purely Organic
Growth

Consistent Leverage

Strong Asset Quality

12/31/03

Non-Interest
Bearing Demand
30%
TCD>100K
11%
TCD<$100K
3%
Money Market
56%

NASDAQ: BBNK

Focus on Core Funding Sources

Deposit Mix as of 12/31/07

$671 Million

@ 12-31-07

Does Not Include Off Balance Sheet

Bridge Investment Services Funds

$217 Million @ 12-31-07

Tech
12%
CRE
16%
ABL/F
8%
Construction
13%
SBA
9%
Land
8%
Other
4%
C & I
30%

NASDAQ: BBNK

Diversification of Lending Activity

Loan Mix as of 12/31/07

$653 Million

@ 12-31-07

ABL/F 8%
Tech 12%
SBA 9%
Other 4%
C&I 30%
CRE 16%
Land 8%
Construction 13%
SFR (Spec)
29%
MFR (Inv)
7%
SFR (Inv)
8%
MFR (Spec)
11%
Commercial (Spec)
13%
MFR (Other)
3%
Commercial (OO)
2%
Commercial (Inv)
27%
SFR (Jr Lien)
2%
MFR
24%
SFR (Spec)
39%
Condo
3%
Raw Land
6%
SFR (OO)
2%
Retail
5%
Office (Inv)
13%
Office (Spec)
1%
Commercial (Other)
5%

NASDAQ: BBNK

A Closer Look

Total Loan Portfolio

Construction
(13%)

Land Development
(8%)

BRIDGE CAPITAL HOLDINGS

Top 20 Community Banks in C&I Asset Concentration and Growth

Bank portfolios with over 40% of total loans in C&I on June 30
0% 10% 20% 30% 40% 50% 60% 70% 80% 90%
Rank
10
20
30
40
Tennessee Commerce
Custodial Trust Co.
Bridge Bank
Park Bank
Western National Bank
Signature Bank of Arkansas
National Bank of California
Cowlitz Bank
Community National Bank
North Side Bank and Trust Co.
Fidelity Bank

NASDAQ: BBNK

SOURCE:  American Banker magazine, American Bankers Association, June 2007 issue; US banks $500M - $1b Total Assets

Ranked #3 for C&I Lending

BRIDGE CAPITAL HOLDINGS

1.38%
1.41%
1.35%
1.36%
1.31%
1.25%
1.31%
1.32%
Construction
SBA
BCFG
C&I
0.95%
0.75%
0.53%
0.35%
0.03%
0.08%
0.16%
0.04%
0.07%
0.08%
0.00%
0.00%
0.00%
0.00%
0.01%
0.00%
2003
2004
2005
2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
NCO's
NPL's
ALLL/Loans

NASDAQ: BBNK

Strong Credit Risk Management

ALLL, Non-Performing Loans and Net Charge-Offs

% of Gross Loans

8%
7%
6%
5%
4%
3%
2%
6.93%
2003
2004
2005
2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
BBNK
Bank of America
Wells Fargo
Comerica
Silicon Valley Bank
UnionBanCal
Heritage

NASDAQ: BBNK

Favorable Comparables

Net Interest Margin

US banks $500M - $1b Total Assets

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$6,713
$3,837
$4,197
$3,855
$2,663
$47,585
$38,691
$27,503
$16,561
$9,898
2003
2004
2005
2006
2007
Net interest income
Non-interest income

NASDAQ: BBNK

Revenue Growth

($ Thousands)

SBA
14%
C & I
42%
Const
15%
Tech
17%
ABL/F
12%

NASDAQ: BBNK

Diversified Revenue Sources

2007

Efficiency Ratio %
110%
100%
90%
80%
70%
60%
50%
40%
2003
2004
2005
2006
2007
62.44%
BBNK Equity
BAC Equity
WFC Equity
CMA Equity
SIVB Equity
UB Equity
HTBK Equity

NASDAQ: BBNK

Favorable Comparables

Efficiency Ratio

US banks $500M - $1b Total Assets

0.68%
0.89%
1.23%
1.42%
1.45%
2003
2004
2005
2006
2007

NASDAQ: BBNK

ROAA

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

$1,505
$3,037
$5,725
$8,634
$10,866
2003
2004
2005
2006
2007

NASDAQ: BBNK

Net Income & EPS

$1.27

$1.57

($000, except per diluted share amounts)

$0.85

$0.46

$0.24

EPS

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

19.34%
19.34%
15.90%
9.87%
5.56%
2003
2004
2005
2006
2007

NASDAQ: BBNK

ROAE

Excludes Recognition of Deferred Tax Asset of $1.9M in FY 2003

Among Top Banks in U.S.

BBNK named among The Top 25 Banks of 2008 by

U.S. Banker magazine in its January 2008 issue

Ranked sixth among the Top 10 Community Banks of 2008
based upon return on equity performance

CEO named one of the Top 10 Bank CEOs in the nation

Why Invest in BBNK?

Highly Focused Business Banking Strategy

Attractive Silicon Valley Market + Opportunistic Growth

True Business Line Diversification

Mitigates Risk + Supports Performance Consistency

Experienced, Disciplined Board & Management

All-Organic Growth to-Date

Strong Credit Risk Management

Superior Net Interest Margin

BRIDGE
CAPITAL
HOLDINGS

Most Bankers
get excited
about financial
statements.
At **Bridge Bank**,
this is the kind
of financial
statement that
excites us.
"Bridge Bank
helped us grow
by 27%
over the past
two years."
BRIDGE BANK™
THE SMARTER CHOICE IN BUSINESS BANKING.
SAN JOSE • PALO ALTO • SILICON VALLEY • EAST BAY • REDWOOD CITY
SACRAMENTO • ORANGE COUNTY SAN DIEGO • DALLAS, TX • RESTON, VA
WWW.BRIDGEBANK.COM

Between every business person's
goals & accomplishments
There is a **Bridge.**
(The smarter way to get from here to there.)
BRIDGE BANK™
THE SMARTER CHOICE IN BUSINESS BANKING.
SAN JOSE • PALO ALTO • SILICON VALLEY • EAST BAY • REDWOOD CITY
SACRAMENTO • ORANGE COUNTY SAN DIEGO • DALLAS, TX • RESTON, VA
WWW.BRIDGEBANK.COM

NASDAQ: BBNK

Thank You / Q & A